Exhibit 99.2

© 2025. Rhythm Pharmaceuticals, Inc. All rights reserved. Rhythm and its logo are trademarks of Rhythm Pharmaceuticals, Inc. ® April 7, 2025 Rhythm Pharmaceuticals Positive Topline Results from Phase 3 Trial Evaluating Setmelanotide in Patients with Acquired Hypothalamic Obesity

2 ® This presentation and the accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our pivotal Phase 3 TRANSCEND study evaluating setmelanotide for the treatment of acquired hypothalamic obesity and the potential for setmelanotide to treat hypothalamic obesity; the safety, efficacy, potential benefits of, and clinical design or progress of any of our products or product candidates at any dosage or in any indication; our expectations surrounding potential regulatory submissions, progress, or approvals and timing thereof for any of our product candidates, including the anticipated supplemental New Drug Application to the FDA and a Type II variation request to the European Medicines Agency; the estimated market size and addressable population for our drug products, including setmelanotide for the treatment of hypothalamic obesity; the future announcement of data from our other ongoing clinical trials, including the Japanese cohort of our Phase 3 trial evaluating setmelanotide for patients with acquired hypothalamic obesity; our participation in and presentation of the full data from the TRANSCEND study at an upcoming medical meeting; and the timing of any of the foregoing. Statements using words such as “expect”, “anticipate”, “believe”, “may”, “will”, “aim” and similar terms are also forward-looking statements. Such statements are subject to numerous risks and uncertainties, including, but not limited to, our ability to enroll patients in clinical trials, the design and outcome of clinical trials, the ability to achieve necessary regulatory approvals, risks associated with data analysis and reporting, positive results from earlier clinical trials of setmelanotide may not be predictive of the results of later clinical trials of setmelanotide, interim, topline and preliminary data that we announced may change as more patient data become available, setmelanotide may cause undesirable side effects that could delay or prevent additional regulatory approvals or limit the commercial profile of approved labeling, Breakthrough Therapy designation by the FDA may not lead to a faster development, regulatory review or approval process, and nor does it increase the likelihood that setmelanotide will receive additional marketing approvals in the United States, failure to identify and develop additional product candidates, unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives, risks associated with the laws and regulations governing our international operations and the costs of any related compliance programs, the impact of competition, risks related to the commercialization and market acceptance of IMCIVREE for the treatment of hypothalamic obesity in the medical community and with third-party payors, and the other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 and our other filings with the Securities and Exchange Commission. Except as required by law, we undertake no obligations to make any revisions to the forward-looking statements contained in this press release or to update them to reflect events or circumstances occurring after the date of this press release, whether as a result of new information, future developments or otherwise. Industry and Other Data Unless otherwise indicated, information contained in this presentation concerning our industry and the markets in which Rhythm operates, including its general expectations, market position and market opportunity, is based on its management’s estimates and research, as well as industry and general publications and research, surveys and studies conducted by third parties. While we believe the information from these third-party publications, research, surveys and studies is reliable, it does not guarantee the accuracy or completeness of such information, and Rhythm has not independently verified this information. Management’s estimates are derived from publicly available information, their knowledge of the company's industry and their assumptions based on such information and knowledge, which they believe to be reasonable. This data involves a number of assumptions and limitations which are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in our periodic reports filed with the Securities and Exchange Commission under the captions “Cautionary Note Regarding Forward Looking Statements,” “Summary Risk Factors” and “Risk Factors.” These and other factors could cause Rhythm’s future performance and market expectations to differ materially from its assumptions and estimates. Forward-looking Statements

3 ® David Meeker, MD Chair, President and Chief Executive Officer Hunter C. Smith Chief Financial Officer On Today’s Call Susan Phillips, MD Pediatric Endocrinologist at Rady Children's Hospital-San Diego Professor of Pediatrics at UC San Diego School of Medicine

4 ® David Meeker, MD Chair, President and CEO

5 ® Acquired Hypothalamic Obesity Represents Significant Global Opportunity Rare, life-changing disease with severe impact and burden on patients and families Significant unmet need with no approved therapies Identified, actively engaged patient community Setmelanotide achieved highly clinically meaningful BMI reduction in largest, placebo-controlled study ever conducted in acquired hypothalamic obesity

6 ® Phase 3 TRANSCEND Trial: Largest and Longest Placebo-controlled Trial in Acquired Hypothalamic Obesity Trial Setmelanotide QD (n=80) Double-blind, placebo-control Placebo QD (n=40) Up to 8 weeks 52 weeks Dose titration Open-label extension patients treated with setmelanotide: placebo 120 Primary analysis cohort +12 Japanese patients remain blinded in ongoing supplemental cohort; Data from this supplemental cohort will serve as the basis for a regulatory submission in Japan. 81 39

7 ® BASELINE CHARACTERISTIC Total (n=120) Age, years Mean (SD) (Range) <12 years old, n >12 years and <18, n ≥18 years old, n 19.9 (13.8) (4 – 66) 31 (25.8) 40 (33.3) 49 (40.8) Sex, n (%) Female / Male 72/48 (60/40) Race, n (%) White 100 (83) Ethnicity, n (%) Hispanic or Latino Not Hispanic or Latino 14 (11.7) 105 (87.5) 1 unknown Weight, kg Mean (SD) Range 93.3 (38.5) 23.9-226.9 BMI, kg/m2 Mean (SD) Range 36.1 (9.2) 21.3 – 70.0 BMI-Z (n=71) Mean (SD) Range 3.61 (1.7) 1.9 – 10.4 Demographics of Primary Analysis Cohort As of the data cutoff date of April 3, 2025; BMI, body mass index; SD, standard deviation; BMI Z calculated for patients younger than 18 to measure relative weight adjusted by child’s age, sex and height.

8 ® COMPLETED 52 WEEKS at therapeutic regimen (n=106) PRIMARY ANALYSIS COHORT (N=120) Vast Majority of Patients Completed Trial, Transitioned to Extension Study DISCONTINUED AE (n=7) Withdrawal (n=7) 101 PATIENTS ENROLLED IN OPEN-LABEL EXTENSION* Treatment (n=9) Placebo (n=5) *As of data cutoff, April 3, 2025.

9 ® Setmelanotide Achieved Statistically Significant and Highly Clinically Meaningful Reduction in BMI Primary analysis cohort (N=120) -19.8% Placebo-adjusted difference in BMI reduction from baseline (P<0.0001) -16.5% BMI change from baseline in Setmelanotide arm (n=81) +3.3% BMI change from baseline in Placebo arm (n=39) NOTE: Shown are the least square (LS) means for setmelanotide and placebo groups and the LS mean difference in mean percentage change from baseline in BMI at Week 52, obtained from an analysis of covariance (ANCOVA) model. Rubin’s Rule was used to provide the overall estimates of differences in LS means and p-value.

10 ® -40 -30 -20 -10 0 10 20 % Change from Baseline -16.3% +3.9% -40 -30 -20 -10 0 10 Significant Reductions in BMI Observed in both Adults and Children ≥18 Years Old (n=49) (P<0.0001) Setmelanotide Placebo % Change from Baseline <18 Years Old (n=71) -19.2% Placebo-adjusted Difference -16.8% +2.4% (P<0.0001) Setmelanotide Placebo -20.2% Placebo-adjusted Difference (n=33) (n=16) (n=48) (n=23)

11 ® 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 5% 10% 15% 20% Proportion of patients Consistent Response to Setmelanotide Therapy Observed across Majority of Patients 5% 3% 51% 0% 43% Setmelanotide Placebo 10% 80% 63% P<0.0001 P<0.0001 P<0.0001 P<0.0001 Observed Reduction in BMI at 52 weeks

12 ® Further Explanation on a Few Patient Outliers Adult patient on setmelanotide 23yo female • No BMI decrease during 52-week trial period • Achieved -27% BMI decrease at 9 months in OLE Pediatric patients on setmelanotide (BMI Z-score reduction of 0.2 considered clinically significant) 6yo male • BMI decrease of -2.5% during 52-week trial • BMI Z-score 5.59 at baseline decreased to 4.74 for reduction of -0.85 7yo female • BMI decrease from baseline of -13.3% at visit 8; BMI decrease of -2.8% at 52 weeks • BMI Z-score of 6.45 at baseline decreased to 5.1 at 52 weeks for reduction of -1.3 Adolescent patient on placebo 12yo female • Complex medical history, adrenal crisis, nausea and vomiting, other endocrine medicine changes • 17% BMI decrease at 52 weeks • In OLE, BMI decrease of -33%; Investigator: “Looks fantastic!”

13 ® Setmelanotide Achieved Statistically Significant Reduction in Hunger Compared with Placebo in Patients ≥12 Years Old Note: Patients ≥12 years of age were administered the questionnaire. Patients rated their hunger on an 11-point numeric rating scale ranging from 0 to 10 (0 = not hungry at all and 10 = hungriest possible) with a recall period of 24 hours. -6 -5 -4 -3 -2 -1 0 1 Setmelanotide Placebo Change from Baseline (n=57) (n=24) -2.7 -1.2 -1.4 Placebo-adjusted Difference (P<0.003)

14 ® Significant BMI Reductions Observed in Patients with Prior Use or Concomitant Use of GLP-1s -24.7% Placebo-adjusted difference in BMI reduction from baseline Prior use of GLP-1 (n=16) Concomitant GLP-1 (n=15) -27.1% Placebo-adjusted difference in BMI reduction from baseline

15 ® Setmelanotide Generally Well Tolerated with No New Safety Signals Parameter Setmelanotide n (%) (n=81) Placebo n (%) (n=39) Overall n (%) (n=120) At Least 1 AE 81 (100.0) 35 (89.7) 116 (96.7) At Least 1 Drug-Related AE 71 (87.7) 26 (66.7) 97 (80.8) At Least 1 Serious AE 23 (28.4) 3 (7.7) 26 (21.7) At Least 1 Drug-Related Serious AE 1 (1.2) 0 1 (0.8) At Least 1 AE Which Resulted in Death 1 (1.2) 0 1 (0.8) At Least 1 AE Leading to Study Drug Withdrawal 6 (7.4) 5 (12.8) 11 (9.2) At Least 1 AE Leading to Study Discontinuation 4 (4.9) 0 4 (3.3) One SAE considered related to study drug: hypernatremia; sodium levels 150-158 (normal upper limit 145) mmol/L, resolved after 2 days following medication One death due to seizures considered not related to study drug

16 ® Setmelanotide Generally Well Tolerated with No New Safety Signals Most Common (≥20% Overall) Setmelanotide n (%) (n=81) Placebo n (%) (n=39) Overall n (%) (n=120) Skin hyperpigmentation 45 (55.6) 3 (7.7) 48 (40.0) Nausea 41 (50.6) 15 (38.5) 56 (46.7) Headache 32 (39.5) 12 (30.8) 44 (36.7) Vomiting 32 (39.5) 8 (20.5) 40 (33.3) Diarrhea 19 (23.5) 8 (20.5) 27 (22.5) Injection site reaction 19 (23.5) 9 (23.1) 28 (23.3) Safety was generally consistent with previously reported AEs in other clinical trials

17 ® Susan Phillips, MD Pediatric endocrinologist at Rady Children's Hospital-San Diego; Professor of pediatrics at UC San Diego School of Medicine

α-MSH Drives MC4R Pathway Signaling to Regulate Energy Balance and Body Weight[1-3]


Hypothalamus[1-5]
Paraventricular nucleus
α-MSH binds to MC4Rs
MC4R
MC4R neuron
MC4R
AgRP
α-MSH
Arcuate nucleus
POMC neurons produce α-MSH
AgRP neuron
POMC neuron
LEPR/ Leptin
Paraventricular nucleus
Arcuate nucleus
Pituitary stalk
Pituitary gland
Sella turcica
Hypothalamus
α-MSH production & MC4R expression
Brain stem
MC4R expression
Spinal cord
MC4R expression
α-MSH
α-MSH
MC4R signaling within the brain and spinal cord regulates sympathetic and parasympathetic tone of the autonomic nervous system[1-3,6]

α-MSH activation of MC4R regulates[1-3]:

- Hunger & food intake
- Energy expenditure

→ **Body weight**

α-MSH, α–melanocyte-stimulating hormone; AgRP, agouti-related peptide; LEPR, leptin receptor; MC4R, melanocortin-4 receptor; POMC, proopiomelanocortin.

1. Baldini et al. *J Endocrinol.* 2019;241:R1-R33. **2.** Dimitri. *Front Endocrinol.* 2022;13:846880. **3.** Hill et al. *Neuroendocrinol.* 2017;104:330-346. **4.** Hochberg et al. *Obes Rev.* 2010;11:709-721. **5.** Roth et al. *Obesity (Silver Spring).* 2011;19:36-42. **6.** Sohn et al. *Cell.* 2013;152:612-619.

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Rhythm® PHARMACEUTICALS

19 ® Hypothalamic Damage Can Impair MC4R Pathway Signaling and Lead to Acquired Hypothalamic Obesity1-3 *Suprasellar tumors such as astrocytoma.1,7 α-MSH, α–melanocyte-stimulating hormone; AgRP, agouti-related peptide; LEPR, leptin receptor; MC4R, melanocortin-4 receptor; POMC, proopiomelanocortin. 1. Abuzzahab et al. Horm Res Paediatr. 2019;91:128-136. 2. Roth. Front Endocrinol (Lausanne). 2011;2:49. 3. Roth et al. Metabolism. 2010;59:186-194. 4. Dimitri. Front Endocrinol (Lusanne). 2022;13:846880. 5. Baldini et al. J Endocrinol. 2019;241:R1-R33. 6. Hochberg et al. Obes Rev. 2010;11:709-721. 7. Roth et al. Obesity (Silver Spring). 2011;19:36-42. 8. Sohn et al. Cell. 2013;152:612-619. Paraventricular nucleus Arcuate nucleus Sella turcica Pituitary stalk Pituitary gland MC4R expression8 Decreased α-MSH activation of MC4R may result in1-3,7: • Hyperphagia • Reduced energy expenditure Accelerated and sustained weight gain DOWNSTREAM UPSTREAM Hypothalamus4-7 Paraventricular nucleus Arcuate nucleus AgRP neuron AgRP POMC neuron α-MSH MC4R neuron MC4R MC4R α-MSH production MC4R expression Hypothalamus Brain stem Spinal cord α-MSH α-MSH MC4R expression8 DYSREGULATION of homeostatic pathways3-4,7 INCREASED parasympathetic tone1,2,4,7 DECREASED sympathetic tone1,2,4,7 Causes may include1,2,4-6,8 • Surgery • Stroke • Inflammation • Craniopharyngioma or other intracranial tumor* • Traumatic brain injury • Irradiation α-MSH production MC4R activation by α-MSH LEPR/ Leptin Hypothalamic Damage

Acquired Hypothalamic Obesity: Rare Disease with Accelerated Weight Gain Following Various Injuries to the Hypothalamic Region

MC4R pathway deficiency following injury to hypothalamic region causes reduced energy, hyperphagia and accelerated, sustained weight gain

Craniopharyngioma and **other tumors** and treatment—tumor resection surgery and radiation—is most common cause

Additional causes include traumatic brain injury, inflammation, surgery, stroke, irradiation and other injuries

No approved treatments available

Tumor Frequency in the International Registry of Hypothalamic Obesity Disorders (IHROD)


72.0%
6.7%
6.7%
2.7%
2.7%
2.7%
1.3%
1.3%
Craniopharyngioma
Pituitary adenoma
Astrocytoma
Hamartoma
Langerhans Cell Histiocytosis
Meningioma
Ganglioglioma
Glioma

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Rhythm PHARMACEUTICALS

21 ® Patient Case Report: 16yo Female Achieved 22.7% BMI Reduction at 16 weeks on Setmelanotide Therapy in Phase 2 Trial 41.1kg/m2 122.8kg at baseline 8yo: Diagnosed with craniopharyngioma 2014 surgical resection 2015 radiotherapy 16yo: Enters Setmelanotide Ph2 trial in 2021 31.8kg/m2 94.6kg at 16 weeks of setmelanotide therapy -22.7% BMI reduction at week 16 Individual patient results varied

22 ® AUGUST 2021 AUGUST 2024 2013 7yo before tumor diagnosis

23 ® David Meeker, MD Chair, President and CEO

Hypothalamic Obesity: A Potentially Transformative Opportunity



5,000 – 10,000
estimated U.S. prevalence[1]



3,500 – 10,000
estimated European prevalence[2]



5,000 – 8,000
estimated Japanese prevalence[3]

✓ Unmet medical need is high

✓ Patients are identified

✓ Patients engaged with system

~500 Estimated incidence in each U.S., Europe and Japan[1, 2, 3]

1. U.S. estimates based on reported incidence of hypothalamic obesity following craniopharyngioma and long-term survival rates, (Zacharia, et al., *Neuro-Oncology* 14(8):1070–1078, 2012. doi:10.1093/neuonc/nos142; and Muller, et al., *Neuro-Oncology* 17(7), 1029–1038, 2015 doi:10.1093/neuonc/nov044.); 2. European estimates limited to the EU4 (Germany, France, Spain, Italy), UK and the Netherlands and prevalence of 0.1-0.3 in 10,000 patients; 3. Rhythm estimates the prevalence of acquired hypothalamic obesity in Japan to be approximately 5,000 to 8,000 based on our review of tumor registries and claims data; Prevalence is 2-3 times higher than in the USA & Europe due to a higher reported frequency of craniopharyngioma.

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Rhythm PHARMACEUTICALS

25 ® Focus on Global Regulatory Strategy US EU UK CANADA JAPAN Regulatory submissions in the U.S. and EU expected to be completed in Q3 2025

26 ® Additional Important Milestones and Data Readouts Anticipated Bivamelagon Topline data from Phase 2 trial in acquired HO anticipated in H2 2025 RM-718 First patient to be dosed in Ph1, Part C in acquired HO anticipated in April 2025 Setmelanotide Topline data from 12-patient Japanese cohort in acquired HO anticipated in Q1 2026 Setmelanotide Phase 2 trial in Prader-Willi syndrome enrollment completion anticipated in Q3 2025 Setmelanotide Topline data from Ph3 EMANATE trial in MC4R pathway diseases anticipated in Q1 2026 RYTM expects cash to be sufficient to fund planned operations into 2027 Setmelanotide First patient to be dosed in Ph3 congenital HO substudy anticipated in Q2 2025

27 ® Questions?